                                                                  EXHIBIT 99(ii)


                                   IMPORTANT


TO BE EFFECTIVE, THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., CLEVELAND, OHIO TIME ON OCTOBER 25, 1999, UNLESS THIS DEADLINE IS EXTENDED IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT (AS DEFINED HEREIN), TOGETHER WITH (1) THE CERTIFICATE(S) REPRESENTING ALL COMMON SHARES OF THE STANDARD PRODUCTS COMPANY TO WHICH THIS ELECTION FORM AND LETTER OF TRANSMITTAL RELATES OR (2) A PROPERLY COMPLETED GUARANTEE OF DELIVERY WITH RESPECT TO THAT CERTIFICATE(S).


                                 ELECTION FORM
                                      AND
                             LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                  COMMON SHARES, $1.00 PAR VALUE PER SHARE, OF
                         THE STANDARD PRODUCTS COMPANY

         PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO: Harris Trust and Savings Bank, the Exchange Agent

              By Mail:                    By Hand, Overnight Delivery         By Facsimile (for Guarantee of
                                              Service or Courier:                    Delivery only):
        Wall Street Station                     Receive Window                        (212) 701-7636
           P.O. Box 1023                       Wall Street Plaza
   New York, New York 10268-1023          88 Pine Street, 19th Floor
                                           New York, New York 10005

                   For confirmation telephone: (212) 701-7624


             For assistance with completing this Election Form and
               Letter of Transmittal, please call: 1-800-245-7630



----------------------------------------------------------------------------------------------------------
                            DESCRIPTION OF STANDARD COMMON SHARES SURRENDERED
----------------------------------------------------------------------------------------------------------
                                                           CERTIFICATE(S) BEING SURRENDERED
                                                         (ATTACH ADDITIONAL LIST IF NECESSARY)
                                             -------------------------------------------------------------
                                                                                              NUMBER OF
                                               CERTIFICATE   NUMBER OF SHARES                  SHARES
                                                NUMBER(S)    REPRESENTED BY                  SURRENDERED
        NAME(S) OF RECORD HOLDER(S)
     AS SHOWN ON THE CERTIFICATE(S) AND
                 ADDRESS(ES)
          OF SUCH RECORD HOLDER(S)
----------------------------------------------------------------------------------------------------------

                                             -------------------------------------------------------------

                                             -------------------------------------------------------------

                                             -------------------------------------------------------------

                                             -------------------------------------------------------------

                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------
 YOU MUST ENCLOSE ALL OF YOUR CERTIFICATES FOR YOUR STANDARD COMMON SHARES WITH THIS ELECTION FORM AND
 LETTER OF TRANSMITTAL UNLESS THE GUARANTEE OF DELIVERY IS COMPLETED.
----------------------------------------------------------------------------------------------------------


     Pursuant to the Agreement and Plan of Merger, dated as of July 27, 1999 (the "Merger Agreement"), by and among Cooper Tire & Rubber Company ("Cooper"), CTB Acquisition Company and The Standard Products Company ("Standard"), and provided that the average between the high and low sale price per share of common stock, $1.00 par value per share, of Cooper (the "Cooper common stock") on the New York Stock Exchange (the "NYSE") on the closing date of the merger (the "Average Closing Date Price") is equal to or greater than Eighteen and 00/100 Dollars ($18.00), the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing all of the common shares, $1.00 par value per share, of Standard (the "Standard common shares") owned of record by the undersigned and hereby elects (the "Election"), in the manner indicated below, to have each Standard common share evidenced by that certificate(s) converted into the right to receive one (and only one) of the following:


          (a) unconditionally to receive with respect to all of the undersigned's Standard common shares that number of shares of Cooper common stock (the "Stock Consideration") equal to $36.50 divided by the average closing sale price per share of Cooper common stock on the NYSE, as reported in The Wall Street Journal, for the 20 consecutive trading days ending on the fifth trading day prior to the closing date of the merger, subject to the collar arrangement described in the accompanying proxy statement-prospectus dated September 15, 1999 (the "Proxy Statement") and set forth in the Merger Agreement (the "Unconditional Stock Election");


          (b) conditionally to receive Stock Consideration with respect to all of the undersigned's Standard common shares, that condition being that all of the Standard common shares subject to that election be converted exclusively into Stock Consideration and if all of those shares cannot be converted exclusively into Stock Consideration as a result of the allocation provisions of the Merger Agreement, then all of those shares be converted exclusively into $36.50 in cash per share (the "Conditional Stock Election");

          (c) to receive $36.50 in cash per share (the "Cash Consideration"; and together with the Stock Consideration, the "Merger Consideration") with respect to all of the undersigned's Standard common shares (the "Cash Election"); or

          (d) to receive the Cash Consideration with respect to a portion of the undersigned's Standard common shares and to elect unconditionally to receive Stock Consideration with respect to a portion (i.e., the balance) of the undersigned's Standard common shares (the "Mixed Election").

     If the undersigned does not mark one of the election boxes below, the undersigned will be deemed to have made No Election. THE UNDERSIGNED UNDERSTANDS THAT IF THE AVERAGE CLOSING DATE PRICE IS LESS THAN EIGHTEEN AND 00/100 DOLLARS ($18.00), THE ELECTION MADE IN THIS ELECTION FORM AND LETTER OF TRANSMITTAL WILL BE VOID AND OF NO EFFECT, AND THE UNDERSIGNED WILL RECEIVE SOLELY THE CASH CONSIDERATION FOR ALL OF THE STANDARD COMMON SHARES FOR WHICH THE UNDERSIGNED IS THE HOLDER OF RECORD.


     The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the accompanying Proxy Statement. A copy of the Merger Agreement is attached to the Proxy Statement as Appendix A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedure described in the Proxy Statement and set forth in the Merger Agreement, holders (other than holders who make a Conditional Stock Election) may be subject to a proration process in which a holder receives a combination of the Cash Consideration and Stock Consideration for each of the holder's Standard common shares. Furthermore, a holder who makes a Conditional Stock Election may be subject to a lottery in which the holder receives the Cash Consideration for each of the holder's common shares, instead of Stock Consideration. All Elections are subject to the allocation procedures set forth in Section 1.7 of the Merger Agreement. The allocation procedures are described under the caption "The Merger Agreement -- Allocation" in the Proxy Statement. Holders of Standard common shares are urged to read the Merger Agreement and the Proxy Statement in their entirety before completing this Election Form and Letter of Transmittal.


     The undersigned understands that the definitive terms pursuant to which the merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of Standard common shares, the effect of this Election Form and Letter of Transmittal, and certain conditions to the consummation of the merger, are summarized in the Proxy Statement and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled "Material United States Federal Income Tax Consequences." The undersigned hereby makes the following election for all of the undersigned's Standard common shares owned of record and surrendered herewith:

                                    ELECTION
--------------------------------------------------------------------------------

Check one of the boxes below:

              [ ]  Unconditional Stock Election

              [ ]  Cash Election

              [ ]  Conditional Stock Election

              [ ]  Mixed Election. Convert:

                   ________ Standard common shares into Cash Consideration

                   ________ Standard common shares into Stock Consideration

     The Exchange Agent reserves the right to deem that the undersigned has made No Election if:

          (a) None of the above Elections is made or more than one of the above Elections is made;

          (b) The undersigned fails to follow the instructions on this Election Form and Letter of Transmittal (including failure to submit share certificate(s) or a Guarantee of Delivery) or otherwise fails to properly make an election;


          (c) A completed Election Form and Letter of Transmittal (including submission of the holder's share certificate(s) or a Guarantee of Delivery) is not received by the Exchange Agent by 5:00 p.m., Cleveland, Ohio time on October 25, 1999, unless this deadline is extended in accordance with the terms of the Merger Agreement (the "Election Deadline"); or


          (d) The undersigned returns this Election Form and Letter of Transmittal with a Guarantee of Delivery but does not deliver the share certificate(s) representing the shares in respect of which the Election is being made within three NYSE trading days after the Election Deadline.

     In order to receive the Merger Consideration, this Election Form and Letter of Transmittal must be (i) completed and signed in the space in the box labeled "Shareholder(s) Sign Here" and on the Substitute Form W-9 and (ii) mailed or delivered with the holder's share certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above (or the facsimile number). In order to properly make an Election, the Election Form and Letter of Transmittal and other required documents must be received by the Exchange Agent prior to the Election Deadline. Cooper will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice and will make a press release or other public announcement of that extension prior to 9:00 a.m., Cleveland, Ohio time, on the next business day following the previously scheduled Election Deadline.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Election Form and Letter of Transmittal covers all of the Standard common shares owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

     The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Election Form and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Election Form and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the merger, the record holder of the Standard common shares represented by the share certificate(s) surrendered herewith, with good title to those common shares and full power and authority (i) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those common shares.

     The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned's behalf, in exchange for the Standard common shares represented by that certificate(s), any check and/or any certificate(s) for Cooper common stock issuable to the undersigned. Furthermore, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Election Form and Letter of Transmittal. All authority conferred or agreed to be conferred in this Election Form and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

     Record holders of Standard common shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; provided, however, that at the request of Cooper, that record holder must certify to the satisfaction of Cooper that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom an Election Form and Letter of Transmittal is submitted will be treated as a separate holder of Standard common shares, subject to the provisions concerning joint elections.

     Completing and returning this Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the related transactions at the special meeting of shareholders of Standard.


     Section 318(a) of the Internal Revenue Code of 1986, as amended (the "Code"), contains certain attribution rules whereby certain holders of Standard common shares may be considered to own each other's Standard common shares. Pursuant to the Merger Agreement, two or more holders of Standard common shares who "constructively own" shares owned by each other by virtue of Section 318(a) of the Code and who so certify to Cooper's satisfaction, and any single holder of Standard common shares who holds shares in two or more different names and who so certifies to Cooper's satisfaction, may submit a joint Election Form and Letter of Transmittal covering the aggregate number of Standard common shares owned by all of those holders or by that single holder, as the case may be. Each group of holders which, and each single holder who, submits a joint Election Form and Letter of Transmittal will be treated as a single holder of Standard common shares.

                                 JOINT ELECTION
                      (OPTIONAL, SEE INSTRUCTION 3 BELOW)

[ ] Check this box to make a joint election. If this box is checked, list below the name and address of each holder of Standard common shares covered by this Election Form and Letter of Transmittal and set forth the certificate numbers of the Standard common shares owned by each person or, if applicable, the different names in which any single holder of Standard common shares holds his shares. Each holder of Standard common shares covered by this joint election must properly sign this Election Form and Letter of Transmittal, and the signatures of the holders will be deemed to constitute a certification that the persons submitting this joint Election Form and Letter of Transmittal are entitled to do so.

           NAME OF EACH PERSON         ADDRESS AND TAX IDENTIFICATION
     COVERED BY THIS JOINT ELECTION*     OR SOCIAL SECURITY NUMBER      CERTIFICATE NUMBERS   NUMBER OF SHARES
     -------------------------------   ------------------------------   -------------------   ----------------

1.
          --------------------               ------------------          ----------------     ----------------

2.
          --------------------               ------------------          ----------------     ----------------

3.
          --------------------               ------------------          ----------------     ----------------

4.
          --------------------               ------------------          ----------------     ----------------

*Attach additional sheets, if necessary

NOTE: THE TAX CONSEQUENCES TO A HOLDER OF STANDARD COMMON SHARES CAN VARY
      DEPENDING ON THE ELECTION CHOSEN AND WHETHER A JOINT ELECTION IS MADE. THE JOINT ELECTION AND GUARANTEE OF DELIVERY PROCEDURES SET FORTH IN THIS ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE CAREFULLY CONSIDERED BY HOLDERS OF STANDARD COMMON SHARES WHO ALSO HAVE A BENEFICIAL OWNERSHIP INTEREST IN STANDARD COMMON SHARES HELD BY NOMINEES, TRUSTEES OR UNDER SIMILAR ARRANGEMENTS. HOLDERS OF STANDARD COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE MERGER TO THEM. (SEE INSTRUCTIONS 3 AND 4.)

                             GUARANTEE OF DELIVERY
                             (TO BE USED ONLY AS TO
                     CERTIFICATES NOT TRANSMITTED HEREWITH)
                              (See Instruction 16)

The Undersigned (check applicable box),


[ ] a member of a registered national securities exchange,


[ ] a member of NASD, Inc., or

[ ] a commercial bank or trust company in the United States,

guarantees to deliver to the Exchange Agent either all of the certificate(s) for Standard common shares to which this Election Form and Letter of Transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Standard, no later than 5:00 P.M., Cleveland, Ohio time, on the third NYSE trading day after the Election Deadline.

                        SHARES REPRESENTED BY
   CERTIFICATE NO.         EACH CERTIFICATE
----------------------  ----------------------

----------------------  ----------------------

----------------------  ----------------------

----------------------  ----------------------

----------------------  ----------------------

------------------------------------------------------
                             (Firm -- Please Print)

------------------------------------------------------
                             (Authorized Signature)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                                   (Address)

------------------------------------------------------
                        (Area Code and Telephone Number)

------------------------------------------------------
                                    (Dated)

                         SPECIAL DELIVERY INSTRUCTIONS
                            (SEE INSTRUCTIONS 5 & 7)

     To be completed ONLY if the check and/or the certificate(s) for Cooper common stock are to be issued in the name of the record holder(s) of the Standard common shares but are to be sent to another person or to an address other than as set forth beneath the record holder's signature on this Election Form and Letter of Transmittal.

     Check or certificate(s) for Cooper common stock to be delivered to:*


Name:

                                    (Please Print)


Address:



                                   (Include Zip Code)


                 *Please attach additional sheets if necessary.

                          SPECIAL PAYMENT INSTRUCTIONS
                            (SEE INSTRUCTIONS 5 & 7)

     To be completed ONLY if the check is to be made payable to and/or the certificate(s) for Cooper common stock is to be issued in the name of someone other than the record holder(s) of the Standard common shares or the name of the record holder(s) needs to be corrected or changed.

Issue [ ] Certificate               [ ] Check to:


Name:

                                    (Please Print)


Address:


                                   (Include Zip Code)


                  (Tax Identification Number or Social Security Number)

                            SHAREHOLDER(S) SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

     Please sign exactly as your name(s) appear(s) on your certificate(s). If this is a joint election, each person covered by this Election Form and Letter of Transmittal must sign personally.

     A check(s) or certificate(s) for Cooper common stock will be issued only in the name of the person(s) submitting this Election Form and Letter of Transmittal and will be mailed to the address set forth beneath the person's signature unless the Special Delivery or Special Payment Instructions are completed.

------------------------------------------------------------

------------------------------------------------------------
                 (Signature(s) of Owner(s) - See Instruction 6)

Dated: , 1999

------------------------------------------------------------
               Social Security or other Tax Identification Number

     If signature is by a person(s) other than the record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.

Name:
                                    (Please Print)

Capacity:

Address:

------------------------------------------------------------

------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number: (   )

                              SIGNATURE GUARANTEE
                      (If required by Instruction 5 or 7)
                   Apply Signature Guarantee Medallion Below

NOTE: IN THE EVENT THAT THE CHECK AND/OR CERTIFICATE REPRESENTING COOPER COMMON
      STOCK IS TO BE ISSUED IN EXACTLY THE NAME OF THE RECORD HOLDER AS INSCRIBED ON THE SURRENDERED STANDARD SHARE CERTIFICATE(S), THE SURRENDERED CERTIFICATE(S) NEED NOT BE ENDORSED AND NO GUARANTEE OF THE SIGNATURE ON THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS REQUIRED.

--------------------------------------------------------------------------------
                      PAYOR: HARRIS TRUST AND SAVINGS BANK
--------------------------------------------------------------------------------
  NAME (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.)

--------------------------------------------------------------------------------

  ADDRESS

  CITY, STATE AND ZIP CODE

  LIST ACCOUNT NUMBER(S) HERE (OPTIONAL)


------------------------------------------------------------------------------------------------------------------------
                                  PART 1 -- PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION
  SUBSTITUTE                      NUMBER OR TIN IN THE BOX AT RIGHT AND CERTIFY BY       ----------------------------
  FORM W-9                        SIGNING AND DATING BELOW.                              SOCIAL SECURITY NUMBER OR
                                                                                         EMPLOYER IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY                                                             PART 3 --
  INTERNAL REVENUE SERVICE        PART 2 -- CHECK THE BOX IF YOU ARE SUBJECT TO BACKUP   CHECK THE BOX IF YOU ARE
                                  WITHHOLDING BECAUSE                                    AWAITING A TIN. [ ]
                                   (1) YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE
                                  SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS
                                  A RESULT OF FAILURE TO REPORT ALL INTEREST OR
                                  DIVIDENDS OR,
                                   (2) THE INTERNAL REVENUE SERVICE HAS NOT NOTIFIED
                                  YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                  WITHHOLDING.  [ ]
                                ----------------------------------------------------------------------------------------


  PAYOR'S REQUEST FOR              CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION
  TAXPAYER IDENTIFICATION          PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
  NUMBER (TIN)
  AND CERTIFICATION                SIGNATURE __________  DATE ____________________
------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP U.S. FEDERAL
      INCOME TAX WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO THE UNDERSIGNED PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ATTACHED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

     This Election Form and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Standard common shares desiring to make an Election. It also may be used as a letter of transmittal for holders of Standard common shares who do not complete and submit the Election Form and Letter of Transmittal prior to the Election Deadline. Holders of Standard common shares who do not complete and submit this Election Form and Letter of Transmittal prior to the Election Deadline cannot make an election. They will be deemed to have made No Election. Until a record holder's share certificate(s) is received by the Exchange Agent at either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Election Form and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or the check representing the Cash Consideration or the check representing cash in lieu of fractional shares (if any) in exchange for the holder's share certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Standard common shares receiving Stock Consideration will be entitled to any dividends or other distributions with respect to Cooper common stock which have a record date and are paid after the effective time of the merger.

     1. TIME IN WHICH TO MAKE AN ELECTION. For an Election to be validly made, the Exchange Agent must receive, at either of the addresses set forth on the front of this Election Form and Letter of Transmittal, prior to the Election Deadline, this Election Form and Letter of Transmittal, properly completed and executed, and accompanied by all of the certificates representing the Standard common shares owned by that holder or by a Guarantee of Delivery. Any shareholder whose Election Form and Letter of Transmittal and certificates (or Guarantee of Delivery) are not so received will be deemed to have made No Election. In the event Standard common shares covered by a Guarantee of Delivery are not received prior to the Election Deadline, unless that deadline has been extended in accordance with the terms of the Merger Agreement, the holder thereof will be deemed to have made No Election.

     2. CHANGE OR REVOCATION OF ELECTION. Any holder of Standard common shares who has made an Election by submitting an Election Form and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder's Election by submitting to the Exchange Agent a revised Election Form and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Standard common shares may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder's Standard common shares deposited with the Exchange Agent by written notice to the Exchange Agent received on or before the close of business on the day prior to the Election Deadline. After the Election Deadline, a holder of Standard common shares may not change the Election and may not withdraw his or her certificate(s) unless the Merger Agreement is terminated.

     3. JOINT ELECTION FORMS. Two or more holders of Standard common shares who are determined to constructively own the Standard common shares owned by each other by virtue of Section 318(a) of the Code and who so certify to Cooper's satisfaction, and any single holder of Standard common shares who holds shares in two or more different names and who so certifies to Cooper's satisfaction, may submit a joint Election Form and Letter of Transmittal covering the aggregate number of Standard common shares owned by all of those holders or by that single holder as the case may be. For purposes of this Election Form and Letter of Transmittal and for all purposes of the Merger Agreement, each group of holders that, and each single holder who, submits a joint Election Form and Letter of Transmittal will be treated as a single holder of Standard common shares. If this Election Form and Letter of Transmittal is submitted as a joint Election Form and Letter of Transmittal, each record holder of Standard common shares covered hereby must properly sign the Election Form and Letter of Transmittal, attaching additional sheets if necessary. The signatures of those holders will be deemed to constitute a certification that the persons submitting a joint Election Form and Letter of Transmittal are eligible to do so. Holders submitting a joint Election Form and Letter of Transmittal also must complete the box labeled "Joint Election."

     4. NOMINEES. Record holders of Standard common shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of Cooper the record holder must certify to Cooper's satisfaction that the record holder holds those Standard common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which an Election Form and Letter of Transmittal is submitted will be treated as a separate holder of Standard common shares, subject, however, to filing a joint Election Form and Letter of Transmittal under Instruction 3 above.

     5. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Election Form and Letter of Transmittal if this Election Form and Letter of Transmittal is signed by the record holder(s) of the Standard common shares tendered herewith, and the certificate representing Cooper common stock and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

     6. SIGNATURES ON ELECTION FORM AND LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

          (a) If this Election Form and Letter of Transmittal is signed by the record holder(s) of the certificate(s) tendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 7.

          (b) If any Standard common shares tendered hereby are held of record by two or more joint holders, each of the joint holders must sign this Election Form and Letter of Transmittal.

          (c) If this Election Form and Letter of Transmittal is signed by the record holder(s) of the share certificate(s) listed and transmitted hereby, no endorsements of the certificate(s) or separate stock powers are required.

          (d) If any surrendered Standard common shares are registered in different names on several share certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations of share certificates.

          (e) If this Election Form and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the certificate(s). Signatures on the certificate or stock powers must be guaranteed. See Instruction 5.

          (f) If this Election Form and Letter of Transmittal or any share certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the share certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.


     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Unless instructions to the contrary are given in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," the certificate representing Cooper common stock and/or the check to be distributed upon the surrender of Standard common shares pursuant to this Election Form and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled "Description of Standard Common Shares Surrendered." If the certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), the box entitled "Special Payment Instructions" must be completed. If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of Standard Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed. If the box entitled "Special Payment Instructions" is completed, or the box entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Election Form and Letter of Transmittal must be guaranteed. See Instruction 5.



     8. IMPORTANT INFORMATION REGARDING 31% BACKUP WITHHOLDING. Under U.S. federal income tax law, the holder of Standard common shares must report and certify his or her social security or other taxpayer identification number and further certify that the holder is not subject to backup withholding due to notified underreporting. Failure to complete the Substitute Form W-9 above could result in certain penalties as well as backup withholding of 31% of payments due to the holder. See the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     9. INADEQUATE SPACE. If there is inadequate space to complete any box or to sign this Election Form and Letter of Transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Election Form and Letter of Transmittal and attached to this Election Form and Letter of Transmittal.

     10. INDICATION OF CERTIFICATE NUMBERS AND SHARES. This Election Form and Letter of Transmittal should indicate the certificate number(s) of the certificate(s) representing the Standard common shares covered hereby and the number of shares represented by each certificate.

     11. METHOD OF DELIVERY. The method of delivery of all documents is at the option and risk of the holder of Standard common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. It is suggested that this Election Form and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

     12. PAYMENT WILL BE MADE BY A SINGLE CHECK OR CERTIFICATE. Normally, a single check and/or a single certificate representing Cooper common stock will be issued; however, if for tax purposes or otherwise a holder wishes to have the certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided. Holders participating in a joint election will receive a single check or share certificate for the holders' Standard common shares.

     13. LOST CERTIFICATES. If any certificate representing Standard common shares has been lost, stolen or destroyed, the holder should notify the Exchange Agent in writing and await instructions as to how to proceed.

     14. NON-CONSUMMATION OF MERGER. Consummation of the merger is subject to the required approval of the shareholders of Standard and to the satisfaction of certain other conditions. No payments related to any surrender of the certificate(s) will be made prior to the consummation of the merger, and no payments will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

     15. VOTING RIGHTS AND DIVIDENDS. Holders of Standard common shares will continue to have the right to vote and to receive all dividends paid on all Standard common shares deposited by them with the Exchange Agent until the merger becomes effective.

     16. GUARANTEE OF DELIVERY. Holders of Standard common shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Election Deadline, may deliver their Standard common shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States, (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, substantially in the form provided herein; and
(3) the certificates for all the Standard common shares covered by the Guarantee of Delivery, in proper form for transfer (or a book entry confirmation), together with a properly completed and duly executed Election Form and Letter of Transmittal and any other documents required by the Election Form and Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to make No Election.

     17. CONSTRUCTION. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

     All questions with respect to the Election Form and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by Cooper in its sole discretion and such resolution will be final and binding.

     With the consent of Cooper, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Election Form and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Standard common shares submitting the Election Form and Letter of Transmittal is reasonably clear. The Exchange Agent is under no obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Standard common shares.

     18. MISCELLANEOUS. No fraction of a share of Cooper common stock will be issued upon the surrender for exchange of a certificate(s) for Standard common shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

     COMPLETING AND RETURNING THIS ELECTION FORM AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE RELATED TRANSACTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF STANDARD.

     19. QUESTIONS AND REQUESTS FOR INFORMATION. Questions and requests for information or assistance relating to this Election Form and Letter of Transmittal should be directed to the Exchange Agent (telephone: 800-245-7630). Additional copies of the Proxy Statement and this Election Form and Letter of Transmittal may be obtained from the Exchange Agent at either of its addresses (or the facsimile number) set forth on the front of this Election Form and Letter of Transmittal or by calling the Exchange Agent at the telephone number set forth in the preceding sentence.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give to the payer.

-----------------------------------------------------------
     FOR THIS TYPE OF ACCOUNT:              GIVE THE
                                        SOCIAL SECURITY
                                          NUMBER OF--
-----------------------------------------------------------
 1.  An individual's account.        The individual
 2.  Two or more individuals         The actual owner of
     (joint account)                 the account or, if
                                     combined funds, any
                                     one of other
                                     individuals (1)
 3.  Husband and wife                The actual owner of
     (joint account)                 the account or, if
                                     joint funds, either
                                     person (1)
 4.  Custodian account of a minor    The minor (2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor                 The adult or, if the
     (joint account)                 minor is the only
                                     contributor, the minor
                                     (1)
 6.  Account in the name of          The ward, minor, or
     guardian or committee for a     incompetent person (3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable savings  The grantor-trustee
       trust account (grantor is     (1)
       also trustee)
     b. So-called trust account      The actual owner (1)
       that is not a legal or valid
       trust under State law
-----------------------------------------------------------

-----------------------------------------------------------
     FOR THIS TYPE OF ACCOUNT:         GIVE THE EMPLOYER
                                         IDENTIFICATION
                                          NUMBER OF--
-----------------------------------------------------------
 8.  Sole proprietorship account     The owner (4)
 9.  A valid trust, estate, or       The legal entity (do
     pension trust                   not furnish the
                                     identification number
                                     of the personal
                                     representative or
                                     trustee unless the
                                     legal entity itself is
                                     not designated in the
                                     account title) (5)
10.  Corporate account               The organization
11.  Religious, charitable, or       The corporation
     educational organization
     account
12.  Partnership account             The partnership
13.  Association, club or other      The organization
     tax-exempt organization
14.  A broker or registered nominee  The broker or nominee
15.  Account with the Department of  The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


                                     PAGE 2


OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments including the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust. A common trust fund operated by a bank under
    Section 584(a) of the Code.
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441 of the Code.
  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount renewed is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852) of the Code.
  - Payments described in section 6049(b)(5) of the Code to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451 of the Code.
  - Payments made by certain foreign organizations. Payments made to a nominee. EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING GIVE THE PAYER A COMPLETED FORM W-8 CERTIFICATE OF FOREIGN STATUS.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and their regulations.

    PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                       13